EXHIBIT 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Universal Insurance Holdings, Inc. (“Company”) on Form 10-Q for the fiscal quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, in the capacity and on the date indicated below, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: October 29, 2015	By:	/s/ Sean P. Downes
	Name:	Sean P. Downes
	Title:	President, Chief Executive Officer and Principal
Executive Officer
Date: October 29, 2015	By:	/s/ Frank C. Wilcox
	Name:	Frank C. Wilcox
	Title:	Chief Financial Officer and Principal Accounting Officer